UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2023

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On August 3, 2023, DigitalOcean Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2023. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On July 28, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with management, determined that the Company’s previously issued unaudited condensed consolidated financial statements for the three months ended March 31, 2023, as included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2023 (the “First Quarter 2023 10-Q”) should no longer be relied upon due to the discovery, in the course of preparing the Company’s interim financial statements for the fiscal quarter ended June 30, 2023, of errors in the Company’s accounting for income tax expense primarily relating to the calculation of certain capitalized research or experimental expenditures under Section 174 of the Internal Revenue Code of 1986, which impacted the Company’s income tax provision ("Section 174 Error").
Primarily as a result of the Section 174 Error, accrued taxes as of March 31, 2023 were overstated and the income tax expense for the three months ended March 31, 2023 was overstated by approximately $18 million. Additionally, the Company is correcting other immaterial errors. The correction of these errors will reduce the Company’s net loss and net loss per share attributable to common stockholders for the three months ended March 31, 2023. The Company intends to file an amendment to the First Quarter 2023 10-Q, which will include restated unaudited condensed consolidated financial statements for the three months ended March 31, 2023. The restatement of these financial statements does not impact the Company’s reported revenue or net cash provided by operating activities for the three months ended March 31, 2023. Any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s condensed consolidated financial statements, financial results, and other related financial information covering such period should no longer be relied upon.
As a result of the errors described above and the related restatement, the Company has identified a material weakness in its internal control over financial reporting. The Company’s management concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of December 31, 2022 and the Company's disclosure controls and procedures were not effective as of March 31, 2023 due to a lack of effective controls over the accounting for income taxes. Specifically, the Company did not have the appropriate skills and level of experience to assess complicated tax matters and the Company did not properly identify, risk assess, design and maintain effective controls related to the income tax provision, including controls related to the evaluation of tax deductions and the impact on the Company’s tax provision. In addition, as a result of the material weakness, Ernst & Young LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2022 (“EY”), has determined that its report on internal control over financial reporting as of December 31, 2022, dated February 22, 2023 and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023 (“2022 10-K”), will be revised to an adverse opinion that internal control over financial reporting was ineffective and reissued. The revised opinion will be filed in an amendment to the 2022 10-K. Further, the Company intends to correct certain errors in the consolidated financial statements as of and for the year ended December 31, 2022 included in the 2022 10-K, which the Company expects to be immaterial.
The Company has commenced efforts to remediate the material weakness and will report its remediation efforts along with this material weakness in its amendments to the 2022 10-K and the First Quarter 2023 10-Q, as well as its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Second Quarter 2023 10-Q”).
The Company intends to file each of the following as soon as practicable: (1) the amendment to the 2022 10-K; (2) the amendment to the First Quarter 2023 10-Q; and (3) the Second Quarter 2023 10-Q. The Company is continuing to assess the amounts and any other potential items for correction as needed.
Company management and the Audit Committee have discussed the matters disclosed above with PricewaterhouseCoopers LLP, the Company’s current independent registered public accounting firm, and EY.
Non-GAAP Financial Measures
As a result of correction of the errors described above, the Company’s non-GAAP diluted net income per share will increase for the three months ended March 31, 2023. The restatement of the financial statements for the three months ended March 31, 2023 does not impact the Company’s adjusted free cash flow and has an immaterial impact to adjusted EBITDA for the three months ended March 31, 2023.
Forward Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their use of terms and phrases such as “estimate,” "intend,” “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases. These forward-looking statements include statements relating to future actions, performance or financial results, including without limitation statements of the Company’s expectations regarding the impact of the restatement described above on the Company’s unaudited condensed consolidated financial statements included in the First Quarter 2023 10-Q and the scope of the restatement. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including: risks related to the timely and correct completion and filing of the restated unaudited condensed consolidated financial statements described herein; the risk that additional information may become known prior to the expected filing with the SEC of the restated unaudited condensed consolidated financial statements described herein or that other subsequent events may occur that would require the Company to make additional adjustments to those financial statements or delay the filing of those financial statements; and those factors contained in the “Risk Factors” section of the Company’s SEC filings. It is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by DigitalOcean Holdings, Inc. dated August 3, 2023.
104	Cover Page Interactive File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 3, 2023	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer